U.S. District Court
District of Oregon (Medford)
CIVIL DOCKET FOR CASE #: 1:04-cv-03031-CO

Meyer v. Lithia Motors Inc et al
Assigned to: Magistrate Judge John P. Cooney
Referred to:
Demand: $
Lead Docket: None
Related Cases: None
Case in other court: None
Cause: 28:1330 Breach of Contract

Date Filed: 04/28/04
Jury Demand: Plaintiff
Nature of Suit: 470 Racketeer/Corrupt Organization
Jurisdiction: Federal Question

Plaintiff

Alyssa A. Meyer

represented by **G. Jefferson Campbell, Jr.**
G. Jefferson Campbell, PC
147 N. Holly Street
P.O. Box 296
Medford, OR 97501
(541) 776-5025
Fax : (541) 779-3306
Email: jeff.gjcpc@charter.net
LEAD ATTORNEY
ATTORNEY TO BE NOTICED

V.

Defendant

Lithia Motors Inc, ***an Oregon corporation***

Lithia Motors Support Services, Inc.,, ***an Oregon corporation***

Saturn of Southwest Oregon, Inc., ***an Oregon Corporation***

Ford Motor Credit Company, ***a Delaware corporation***

Filing Date	#	Docket Text
04/28/2004	1	Complaint Filing Fee in amount of $150 collected. Receipt No. 170692 issued. Summons issued as to all Defendants.Filed by Alyssa

		A. Meyer against Ford Motor Credit Company, Lithia Motors Inc, Lithia Motors Support Services, Inc.,, Saturn of Southwest Oregon, Inc..(dn,) (Entered: 04/29/2004)
04/29/2004	2	Discovery and Pretrial Scheduling Order and Notice of Case Assignment to the Honorable John P. Cooney. Discovery to be completed by 8/27/2004. Joint Alternate Dispute Resolution Report due by 9/27/2004.Pretrial Order due by 9/27/2004. Ordered by Judge John P. Cooney. (dn,) (Entered: 04/29/2004)

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Description:	Docket Report	**Case Number:**	1:04-cv-03031-CO
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FILED'04 APR 28 15:42USDC-ORM

G. Jefferson Campbell, Jr., OSB #75061
G. JEFFERSON CAMPBELL, JR., P.C.
P.O. Box 296
Medford, OR 97501
Telephone: (541) 776-5025
Facsimile: (541) 779-3306

Of Attorneys for Plaintiff

IN THE UNITED STATES DISTRICT COURT FOR THE STATE OF OREGON

ALYSSA A. MEYER, Plaintiff, vs. LITHIA MOTORS, INC., an Oregon corporation; LITHIA MOTORS SUPPORT SERVICES, INC., an Oregon corporation; SATURN OF SOUTHWEST OREGON, INC., an Oregon corproation; and FORD MOTOR CREDIT COMPANY, a Delaware corporation, Defendants.	Case No. 04-3031-CO **COMPLAINT** ***(Claims for Federal and State RICO Act Violations, Unlawful Trade Practices Act Violations, Fraud, and Liability of Lender on Purchase of "Consumer Paper" Under ORS 83.820 and FTC Holder Rule; Injunctive Relief to Avoid Adverse Credit Reports by Lender)*** **DEMAND FOR JURY TRIAL**

Plaintiff alleges as follows:

PRELIMINARY FACTS

1.

The court has jurisdiction over this civil action under 28 USC §§ 1331 and 1337 for Plaintiff's civil action claim arising under the federal RICO Act, 18 USC §1961, et seq. This court has further jurisdiction as to Plaintiff's federal RICO Act violation claim for a civil remedy under 18 U.S.C. §1964. Pursuant to 28 USC §1367, this court has supplementary jurisdiction over the Plaintiff's remaining state law and common law claims, as these state law and common law claims arise out of the same transaction and occurrence, or series of transactions and occurrences, as under the statutory claim under the federal RICO statute, 18 USC §1961, et seq.

Rec # 176692

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-5025
FAX (541) 779-3306

Venue is properly in this Court, pursuant to 28 USC. §1391(b), as Plaintiff's claims all arise in this District.

2.

At all times material hereto Plaintiff was a resident of Jackson County, Oregon.

3.

At all times material to this action, Defendant Lithia Motors, Inc., was an Oregon corporation, which was authorized to transact business in the State of Oregon. At all times material to this action, Defendant Lithia Motors, Inc. was also a large, publicly traded, parent corporation that wholly owned and controlled a number of subsidiary corporations which operated automotive dealerships throughout the State of Oregon and in several other western states. These subsidiary corporations and automotive dealerships included the Defendant Saturn of Southwest Oregon, Inc. Defendant Lithia Motors, Inc. controlled and directed the manner and method that each of these automotive dealerships used in their operations, including particularly the practices and procedures utilized in the finance and insurance departments of each such dealership. Defendant Lithia Motors, Inc. is hereinafter sometimes referred to as "Defendant Lithia Motors."

4.

At all times material to this action, Defendant Saturn of Southwest Oregon, Inc. was an Oregon corporation authorized to transact business in the State of Oregon, and operated an automotive dealership in Medford, Jackson County, Oregon. Defendant Saturn of Southwest Oregon, Inc. is hereinafter sometimes referred to as "Defendant Lithia Saturn."

5.

At all times material to this action, Defendant Ford Motor Credit Company was a finance company authorized to conduct business in the State of Oregon, including in Jackson County, Oregon. At all times material to this action, the finance company activities of the Defendant Ford Motor Credit Company included the purchase of retail installment contracts from

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-5025
FAX (541) 779-3306

automotive dealerships to finance the purchase of motor vehicles sold by such dealerships, including the purchase of retail installment contracts from the Defendant Saturn. Defendant Ford Motor Credit Company is hereinafter sometimes referred to as "Defendant Ford Motor Credit."

6.

At all times material to this action, Defendant Lithia Motors Support Services, Inc., was an Oregon domestic corporation, which was a wholly owned subsidiary corporation of the Defendant Lithia Motors, Inc. Upon information and belief, Plaintiff alleges that at all times material to this action the Defendant Lithia Motors Support Services, Inc., was operated and managed to provide support services to the Defendant Lithia Motors, Inc.'s enterprise of new and used car dealerships, and in this regard the Defendant Lithia Motors Support Services, Inc. paid the wages, salaries, and other compensation of employees and agents working at these Lithia Motors' dealerships. Defendant Lithia Motors Support Services, Inc. is hereinafter sometimes referred to as "Defendant Lithia Support Services."

7.

On or about September 20, 2000, Plaintiff went to the automotive dealership operated by the Defendant Lithia Saturn in Medford, Oregon to discuss the purchase of a used vehicle. During the course of the negotiations leading up to the purchase of a used vehicle from the Defendant Lithia Saturn, employees and agents of the Defendants Lithia Motors, Lithia Support Services, and Lithia Saturn, within the course and scope of their employment for these Defendants, made various representations concerning the nature of the transaction, the financing that was available, the trade in allowance to be given to the Plaintiff on the trade in of her 1991 Geo Metro, the sales price, and related matters, all material to the Plaintiff's decision to purchase the used vehicle from the Defendant Lithia Saturn.

8.

In reliance on the representations made by the employees and agents of the Defendants Lithia Motors, Lithia Support Services, and Lihtia Saturn, Plaintiff signed a Vehicle Buyer's

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

Order, dated September 20, 2000, in order to purchase a 1999 Dodge Avenger, VIN 4B3AU42NOXE105336 from the Defendant Lithia Saturn for the sales price of $15,595.00. A copy of this Vehicle Buyer's Order is attached hereto as Exhibit "A" and by reference incorporated herein. In order to finance the purchase of the 1999 Dodge Avenger, Plaintiff further signed on September 20, 2000, a Retail Installment Contract. A copy of this Retail Installment Contract is attached hereto as Exhibit "B"and by reference incorporated herein.

9.

Following the signing of the Retail Installment Contract by the Plaintiff and the Defendant Lithia Saturn, the subject retail installment contract was sold and assigned to the Defendant Ford Motor Credit by the Defendant Lithia Saturn. Ever since such sale and assignment, the Defendant Ford Motor Credit has been the holder of such retail installment contract and the Plaintiff has been making her monthly payments required thereunder to Defendant Ford Motor Credit.

10.

At all times material to this action, the Defendant Lithia Saturn and other wholly owned subsidiary corporations operating automotive dealerships in the State of Oregon controlled and directed by the Defendant Lithia Motors maintained in-house computer systems and databases in which Kelly Blue Book retail and wholesale values were made available to dealership employees and from which a document commonly called a "book out sheet" could be printed out. On this "book out" sheet was indicated the year, make, model, VIN and mileage for the vehicle. Also indicated on this "book out sheet" were the standard and optional or accessories for the vehicle being "booked." The "book out" sheet would also state the base retail and wholesale values of the vehicle in the local market for the year, make, model and mileage of the vehicle with standard options or accessories. Added to these retail and wholesale prices on the "book out" sheet would be the value added to the vehicle by each option or accessory that was not standard for the vehicle. The "book out" sheet would then state a Kelly Blue Book retail and wholesale value for

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD OR 97501
(541) 776-5025
FAX (541) 779-3306

the vehicle based upon the stated year, make, model, mileage, and added, non-standard accessories or options for the vehicle.

11.

At all times material to this action, the Defendant Lithia Saturn and the other wholly owned subsidiary corporations of the Defendant Lithia Motors operating automotive dealerships in the State of Oregon would cause such Kelly Blue Book "book out" sheets to be printed out and submitted to lenders by mail or by facsimile transmission to qualify the purchaser and the vehicle for a loan and allow the financing of the purchase of the vehicle.

12.

At all times material to this action, lenders, including the Defendant Ford Motor Credit relied upon such Kelly Blue Book "book out" sheets submitted by the Defendant Lithia Saturn and the other subsidiary corporations of the Defendant Lithia Motors operating automotive dealerships in the State of Oregon, in making decisions on whether to finance vehicles being sold by the Defendant Lithia Saturn and other subsidiary corporations of the Defendant Lithia Motors at the cash price and the amount financed stated on the retail installment contract, under so-called "loan-to-value" guidelines for such indirect loans to consumers.

13.

At all times material to this action, the Defendant Lithia Saturn and other wholly owned subsidiary corporations operating automotive dealerships in the State of Oregon controlled and directed by the Defendant Lithia Motors would cause retail consumers seeking to purchase or lease a new or used vehicle from such dealerships and desiring to finance this purchase, to fill out a credit application and other supporting documents related to the financial condition and status of each such retail consumer.

14.

At all times material to this action, the Defendant Lithia Saturn and the other wholly owned subsidiary corporations of the Defendant Lithia Motors operating automotive dealerships

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-5023
FAX (541) 776-3306

in the State of Oregon would cause such credit applications or the information contained thereon to be submitted to lenders to qualify the purchaser and the vehicle for a loan and allow the financing of the purchase of the vehicle. At all times material to this action, the Defendant Ford Motor Credit maintained a computer system known as "Creditnet" in the Defendant Lithia Saturn and several other of the wholly owned subsidiary dealerships of the Defendant Lithia Motors operated in the State of Oregon and into which information from the credit application and other source could be inputted for a decision on the financing of a vehicle by the Defendant Ford Motor Credit.

15.

At all times material to this action, lenders, including the Defendant Ford Motor Credit relied upon such credit applications and the information contained therein, submitted by the Defendant Lithia Saturn and the other subsidiary corporations of the Defendant Lithia Motors operating automotive dealerships in the State of Oregon, in making decisions on whether to finance vehicles being sold by the Defendant Lithia Saturn and other subsidiary corporations of the Defendant Lithia Motors at the cash price and the amount financed stated on the retail installment contract.

16.

All allegations in this Complaint based upon information and belief are likely to have evidentiary support after a reasonable opportunity for further investigation or discovery in this action.

FIRST CLAIM FOR RELIEF

(Claim for Federal RICO Act Violations)

17.

This claim for relief is asserted, upon information and belief, against the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn, and alleges a claim under 18 USC §1962(b), (c) and (d) of the federal Racketeer Influenced and Corrupt Organizations Act ("federal RICO

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-5025
FAX (541) 779-3306

Act").

18.

Plaintiff re-alleges Paragraphs 1 - 16 in this Complaint.

19.

Upon information and belief, Plaintiff alleges that she has standing to bring this claim as a person proximately harmed by reason of the pattern of racketeering, and the wrongful and unlawful racketeering activities by the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn, as alleged in this claim for relief.

20.

At all material times, each of the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn was a "person" within the meaning of 18 USC §1961, as each Defendant was "capable of holding a legal or beneficial interest in property."

21.

At all material times, Defendants Lithia Motors, Lithia Support Services, and Lithia Motors' wholly owned and controlled subsidiary corporations operating vehicle dealerships in the State of Oregon, including the Defendant Lithia Saturn, maintained within each such dealership a finance and insurance department, which was involved in obtaining financing for the sale or lease of new and used vehicles, and which constituted an "enterprise" within the meaning of 18 USC §1961(4) or, in the alternative, Defendant Lithia Motors and each of its wholly owned and controlled subsidiary corporations operating vehicle dealerships, including the Defendant Lithia Saturn, and its wholly owned support services subsidiary corporation, Defendant Lithia Support Services, constituted an "enterprise" within the meaning of 18 USC §1961. Each such enterprise was and is an ongoing organization. Each such enterprise and its activities had and still have an effect on interstate commence, in that the enterprise included selling and leasing vehicles in interstate commerce for a profit, and obtaining financing for these sales and leases in interstate commerce. Defendant Lithia Motors also conducts business through one or more

wholly owned subsidiary corporations operating car dealerships in several states and has interests in numerous automotive dealerships in the states of Oregon, Washington, Idaho, Alaska, Nevada, California, Colorado, Texas, South Dakota, Texas and Nebraska.

22.

Upon information and belief, Plaintiff alleges that in connection with the Defendants Lithia Motors and Lithia Saturn's obtaining of financing from the Defendant Ford Motor Credit FCU for the purchase of the 1999 Dodge Avenger vehicle by the Plaintiff, the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn intentionally caused to be submitted false and fraudulent information on the Kelly Blue Book "book out" sheet for the vehicle in order to justify the retail sales price of the vehicle to the Plaintiff on the retail installment contract and to qualify the Plaintiff's purchase of the vehicle at the cash sales price and amount financed shown on the retail installment contract under Defendant Ford Motor Credit's loan-to-value ratio guideline(s) for such a vehicle purchase. Upon information and belief, Plaintiff further alleges that in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Ford Motor Credit numerous accessories that did not in fact exist on the 1999 Dodge Avenger vehicle. Upon information and belief, Plaintiff alleges that Defendants Lithia Motors, Lithia Support Services and Lithia Saturn failed to disclose to the Plaintiff that they were misrepresenting the accessories on the vehicle to the Defendant Ford Motor Credit so as to justify and qualify the vehicle for financing at the excessive sales price and amount financed. Upon information and belief, Plaintiff alleges that Defendants Lithia Motors, Lithia Support Services and Lithia Saturn further failed to disclose to Plaintiff that it was selling the vehicle to Plaintiff at a sales price in excess of the listed Kelly Blue Book retail value for the vehicle with the accessories and options that it actually had upon it.

23.

Upon information and relief, Plaintiff alleges that as a result of such fraudulent and illegal

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

actions by the Defendant Lithia Motors, Lithia Support Services and Lithia Saturn, Plaintiff was required to purchase the 1999 Dodge Avenger vehicle for a sales price which exceeded its actual Kelly Blue Book retail value and was further required to finance the purchase price for the vehicle in excess of the vehicle's actual fair market retail value.

24.

Upon information and belief, Plaintiff alleges that in connection with the Defendants Lithia Motors and Lithia Saturn's obtaining of financing from the Defendant Ford Motor Credit for the purchase of the 1999 Dodge Avenger vehicle by the Plaintiff, the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn intentionally caused to be submitted false and fraudulent information on the Kelly Blue Book "book out" sheet for the vehicle in order to justify the retail sales price of the vehicle to the Plaintiff on the retail installment contract and to qualify the Plaintiff's purchase of the vehicle at the cash sales price and amount financed shown on the retail installment contract under Defendant Ford Motor Credit's loan-to-value ratio guideline(s) for such a vehicle purchase. Upon information and belief, Plaintiff further alleges that in furtherance of this fraudulent and illegal practice, the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn listed upon the Kelly Blue Book "book out" sheet submitted to the Defendant Ford Motor Credit numerous accessories that did not in fact exist on the 1999 Dodge Avenger vehicle. Upon information and belief, Plaintiff alleges that Defendants Lithia Motors, Lithia Support Services and Lithia Saturn failed to disclose to the Plaintiff that they were misrepresenting the accessories on the vehicle to the Defendant Ford Motor Credit so as to justify and qualify the vehicle for financing at the excessive sales price and amount financed. Upon information and belief, Plaintiff alleges that Defendants Lithia Motors, Lithia Support Services and Lithia Saturn further failed to disclose to Plaintiff that it was selling the vehicle to Plaintiff at a sales price in excess of the listed Kelly Blue Book retail value for the vehicle with the accessories and options that it actually had upon it.

//

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

25.

Upon information and relief, Plaintiff alleges that as a result of such fraudulent and illegal actions by the Defendant Lithia Motors, Lithia Support Services and Lithia Saturn, Plaintiff was required to purchase the 1999 Dodge Avenger vehicle for a sales price which exceeded its actual Kelly Blue Book retail value and was further required to finance the purchase price for the vehicle in excess of the vehicle's actual fair market retail value.

26.

Upon information and belief, Plaintiff alleges that in connection with the Defendants Lithia Motors and Lithia Saturn's obtaining of financing from the Defendant Ford Motor Credit for the purchase of the 1999 Dodge Avenger vehicle by the Plaintiff, the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn intentionally caused to be submitted false and fraudulent information on the credit application and/or by and through the "Creditnet" computer system, through the alteration or misstating of the amount of the Plaintiff's gross income, other income, or the submission of false or misleading information on the credit application on other matters affecting the Plaintiff's credit score and creditworthiness, all in order to fraudulently qualify the Plaintiff for a loan for the purchase of the vehicle at the cash sales price and amount financed shown on the retail installment contract under Defendant Ford Motor Credit's creditworthiness standards. Upon information and belief, Plaintiff alleges that Defendants Lithia Motors, Lithia Support Services and Lithia Saturn further failed to disclose to Plaintiff that it had altered or misstated the Plaintiff's gross income, other income, or other information affecting the Plaintiff's credit score on her credit application or by and through the "Creditnet" computer system, in order to qualify the Plaintiff for the purchase of the 1999 Dodge Avenger vehicle on the terms and for the amount financed shown on the retail installment contract for the purchase of the vehicle.

27.

Upon information and belief, Plaintiff alleges that but for the falsification, alteration or

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-5025
FAX (541) 779-3306

misstating of the Plaintiff's gross income, other income, and/or other information affecting the Plaintiff's credit score and creditworthiness, the Plaintiff would not have qualified for the purchase of the 1999 Dodge Avenger on the terms and for the amount financed set forth on the retail installment contract for the vehicle, as the Plaintiff could not reasonably afford to purchase such a vehicle on such terms and amount financed based upon the Plaintiff's income and ability to pay. Upon information and belief, Plaintiff further alleges that the Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Saturn, by and through their authorized employees and agents, were aware that the Plaintiff could not reasonably afford to purchase such a vehicle on such terms and amount financed based upon Plaintiff's income and ability to pay, but failed to disclose this to the Plaintiff so as to complete the sale of the vehicle to the Plaintiff and obtain a profit, commissions and other remuneration thereon.

28.

Upon information and belief, Plaintiff alleges that Defendant Lithia Motors, Lithia Support Services and Lithia Saturn activities, in submitting the fraudulent and illegal Kelly Blue Book "book out" sheet and/or the fraudulent, altered or misstate information on the Plaintiff's credit application or by and through the "Creditnet" computer system, to the Defendant Ford Motor Credit, in order to obtain the financing of the sale of the 1999 Dodge Avenger vehicle to the Plaintiff for the sales price and amount financed indicated on the retail installment contract, was part of a pattern of racketeering activity engaged in by the Defendant Lithia Motors and its wholly owned subsidiaries, including the Defendants Lithia Support Services, after its formation, and Lithia Saturn, for several years and continues, upon information and belief, through the present time. Upon information and belief, Plaintiff further alleges that the "predicate acts" of the "racketeering" activities under the federal RICO Act engaged in by the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn in Plaintiff's transaction and in similar sales or leases of vehicles to consumers like the Plaintiff, included the violation of the following federal statutes, to-wit:

G. JEFFERSON CAMPBELL, JR. P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 779-5025
FAX (541) 779-3306

a. 18 USC §1341, relating to mail fraud;

b. 18 USC §1343, relating to wire fraud; and

c. 18 USC §1344, relating to financial institution fraud.

29.

Upon information and belief, Plaintiff alleges that at all times material to this action, the Defendants Lithia Motors, Lithia Support Services, and Lithia Saturn:

a. Through the above described pattern of racketeering activity under the federal RICO Act, acquired or maintained, directly or indirectly, an interest in or control of an enterprise, in violation of 18 USC §1962(b);

b. While employed by, or associated with, an enterprise, conducted or participated, directly or indirectly, in such enterprise's affairs through the above described pattern of racketeering activity, in violation of 18 USC §1962(c); and

c. Conspired or endeavored to violate the provisions of 18 USC §1962(b) or (c) of the federal RICO Act, in violation of 18 USC §1962(d).

30.

Upon information and belief, Plaintiff alleges that the above described pattern of racketeering and predicate acts proximately caused the Plaintiff to suffer injury to her business and property. Upon information and belief, Plaintiff alleges that this injury included the total amount of the down payment, charges, and the amount financed on the retail installment contract for the purchase of the 1999 Dodge Avenger, and the excessive purchase price for the 1999 Dodge Avenger and the payment of additional interest and finance charges upon the excessive amount financed shown upon the retail installment contract, all of which injury the Plaintiff would not have otherwise incurred but for the violations of the federal RICO Act alleged in this claim. Upon information and belief, the injury to Plaintiff's business and property was reasonably foreseeable to the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn and could have been anticipated as a natural consequence of the misrepresentations of

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-5025
FAX (541) 776-3306

these Defendants, and their fraudulent and illegal actions alleged in this claim for relief.

31.

Upon information and belief, Plaintiff alleges that as a result of Defendants Lithia Motors, Lithia Support Services, and Lithia Saturn's violations of the federal RICO Act alleged in this claim for relief, Plaintiff has been actually damaged in an amount to be established at trial, but not less than $15,683.00.

32.

Pursuant to 18 USC §1964(c), upon information and belief, Plaintiff alleges that she is entitled to recover treble damages in an amount to be established at trial, but not less than $47,049.00, against the Defendants Lithia Motors, Lithia Support Services, and Lithia Saturn, and each of them, under this claim for relief.

33.

Pursuant to 18 USC §1964(c), upon information and belief, Plaintiff alleges that she is entitled to recover her reasonable attorney fees and expenses incurred in this action.

SECOND CLAIM FOR RELIEF

(Claim for State RICO Act Violations)

34.

This is a claim for relief against the Defendants Lithia Motors, Lithia Motors Support Services, and Lithia Saturn for violations of the Oregon Racketeering Influenced and Corrupt Organizations Act ("Oregon RICO Act"), ORS 166.715, et seq.

35.

Plaintiff re-alleges Paragraphs 1 through 27 of this Complaint.

36.

Upon information and belief, Plaintiff alleges that she has standing to bring this claim as a person proximately harmed by reason of the pattern of racketeering and the wrongful and unlawful racketeering activities alleged in this claim for relief.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-5025
FAX (541) 779-3306

37.

At all material times to this action the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn were each a "person" within the meaning of Oregon's RICO Act in that each defendant was "capable of holding a legal or beneficial interest in real or personal property."

38.

Upon information and belief, Plaintiff alleges that the above described activities of the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn, and each of them, constituted "racketeering activity," within the meaning of ORS 166.715(6), in that the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn committed, attempted to commit, conspired to commit, or solicited, coerced or intimidated the Plaintiff to commit, one or more of the following "predicate acts" under the Oregon RICO Act, as specified in ORS 166.715(6)(a)(P) and (Q) and (b), to-wit:

a. A violation of ORS 165.007 (forgery in the second degree);

b. A violation of ORS 165.013(1)(b) (forgery in the first degree as part of an issue of instruments representing interests in or claims against any property or person);

c. A violation of ORS 165.017 (possession of forged instrument);

d. A violation of ORS 165.037 (criminal simulation);

e. A violation of ORS 165.042 (fraudulently obtaining a signature);

f. A violation of ORS 165.080 (falsifying business record);

g. A violation of ORS 165.102 (obtaining execution of document by deception); and

h. Engaging in "racketeering activities under 18 U.S.C §1961 (a)(B), (C), (D), and (E), as alleged in Plaintiff's First Claim for Relief in this Complaint.

39.

Upon information and belief, Plaintiff alleges that the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn above described wrongful and unlawful conduct and activities constituted a "pattern of racketeering" within the meaning of ORS 166.715(4).

C. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-5025
FAX (541) 779-3306

Pursuant to ORS 166.720, upon information and belief, Plaintiff alleges the following information as to such "pattern of racketeering":

a. Upon information and belief, Plaintiff alleges that the acts constituting each incident of racketeering activity are generally described in Paragraphs 1 through 27 of this Complaint;

b. Upon information and belief, Plaintiff alleges that the acts of racketeering activity related directly to the Plaintiff's transaction for the purchase of the 1999 Dodge Avenger vehicle occurred between September 20, 2000, when the retail installment contract was signed by the Plaintiff, and on or before September 30, 2000, when Defendant Ford Motor Credit purchased the retail installment contract. Upon information and belief, Plaintiff alleges that the overall racketeering activity alleged with regard to the Defendant Lithia Motors, Lithia Support Services and the other subsidiary corporations of the Defendant Lithia Motors operating automotive dealerships in the State of Oregon, including the Defendant Lithia Saturn, upon information and belief, were committed during a period of at least several years prior to the Plaintiff's purchase transaction involving the 1999 Dodge Avenger and are still ongoing at this time;

c. Upon information and belief, Plaintiff alleges that the distinguishing characteristics which interrelate the incidents giving rise to this claim for relief are that all of the incidents of racketeering activity arise out of the operation of the Defendant Lithia Motors, Inc.'s automobile dealership enterprise in the State of Oregon, by and through the Defendant Lithia Support Services, Defendant Lithia Saturn and the other wholly owned subsidiary corporations of the Defendant Lithia Motors which operate new and used vehicle dealerships in the State of Oregon, which incidents of racketeering activity commonly involve the acquiring of financing from lenders for consumers who are purchasing or leasing new or used vehicles from this enterprise, based upon the submission of illegal and fraudulent credit application and credit collateral information to these lenders. Upon information and belief, Plaintiff alleges that her actual damages were thus a natural consequence of the racketeering activity being engaged in by the Defendants Lithia Motors, Lithia Support Services, and Lithia Motors' subsidiary corporations

G. JEFFERSON CAMPBELL, JR. P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-3025
FAX (541) 772-3306

operating automotive dealerships in the State of Oregon, including the Defendant Lithia Saturn, as alleged in this claim for relief; and

d. Upon information and belief, Plaintiff alleges that the racketeering activities and incidents alleged in this claim for relief were and are not isolated.

40.

Upon information and belief, Plaintiff alleges that at all times material to this action, the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn:

a. Upon information and belief, through the above described pattern of racketeering activity under the Oregon RICO Act, acquired or maintained, directly or indirectly, an interest in or control of an enterprise, in violation of ORS 166.720(2);

b. Upon information and belief, while employed by, or associated with, an enterprise, conducted or participated, directly or indirectly, in such enterprise through the above described pattern of racketeering activity under the Oregon RICO Act, in violation of ORS 166.720(3); and

c. Upon information and belief, conspired or endeavored to violate the provisions of ORS 166.720(2) or (3) of the Oregon RICO Act, in violation of ORS 166.720(3).

41.

Upon information and belief, Plaintiff alleges that as a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn's above described violations of Oregon's RICO Act, Plaintiff has suffered "actual damages" within the meaning of ORS 166.725(7), in an amount to be established at trial, but not less than \$15,683.00, for economic damages, and \$50,000.00, for non-economic damages for mental distress, anxiety and humiliation as a result of being subjected to the unlawful and illegal conduct of the Defendant Lithia Motors, Lithia Support Services and Lithia Saturn.

42.

Pursuant to ORS 166.725(7), upon information and belief, Plaintiff alleges that she is entitled to recover treble the amount of her "actual damages" against the Defendants Lithia

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

Motors, Lithia Support Services and Lithia Saturn in an amount to be established at trial, but not less than $197,049, under this claim for relief.

43.

Pursuant to ORS 166.725(7), upon information and belief, Plaintiff alleges that she is also entitled to recover her reasonable attorney fees and costs incurred in this action.

THIRD CLAIM FOR RELIEF

(Claim for Violation of Oregon Unlawful Trade Practices Act, ORS 646.605, et seq.)

44.

This is a claim for relief is for alleged violations of the Oregon Unlawful Trade Practices Act ("UTPA"), ORS 646.605, et seq, upon information and belief, arising out of the alleged submission of the illegal and fraudulent "bookout sheet" and illegal and fraudulent credit application information to the lender, the Defendant Ford Motor Credit, by the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn, to obtain financing on the Plaintiff's purchase of the 1999 Dodge Avenger vehicle.

45.

Plaintiff re-alleges Paragraphs 1 through 27 of this Complaint.

46.

Upon information and belief, Plaintiff alleges in connection with the transaction involving the sale of the 1999 Dodge Avenger vehicle to the Plaintiff, the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn, by and through its authorized agents and employees, made several representations with regard to the 1999 Dodge Avenger vehicle being purchased, the credit availability and the nature of the transaction and obligation being incurred by the Plaintiff, and the offering price for the vehicle, including:

a. Upon information and belief, that the Plaintiff and the vehicle had qualified for a loan and would be financed by the Defendant Ford Motor Credit based upon the terms and at the retail

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD OR 97501
(541) 776-5025
FAX (541) 779-3306

sales price and amount financed set forth in the retail installment contract for the purchase of the vehicle signed by the Plaintiff; and

b. Upon information and belief, that the loan obtained for the Plaintiff was the best that could be obtained for the Plaintiff.

47.

In connect with the foregoing affirmative representations, upon information and belief, Plaintiff alleges that the Defendants Lithia Motors, Lithia Support Services, and Lithia Saturn, by and through their authorized agents and employees, further failed to disclose to the Plaintiff that in order to obtain financing from the Defendant Ford Motor Credit for the cash sales price and the amount financed under the retail installment contract, that the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn had caused the inclusion of accessories or features that did not exist on the vehicle to be listed on the Kelly Blue Book "bookout sheet" submitted to this lender, which falsely increased the fair market retail value for the vehicle. Upon information and belief, Plaintiff further alleges that the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn further failed to disclose to the Plaintiff, in conjunction with the obtaining of the loan from the Defendant Ford Motor Credit, by the submission of such illegal and fraudulent information on the characteristics and qualities of the 1999 Dodge Avenger vehicle on the Kelly Blue Book "bookout sheet," that the vehicle was being sold to the Plaintiff for an inflated retail price in excess of the vehicle's true fair market retail value and that the amount financed under the retail installment contract was similarly inflated. Upon information and belief, Plaintiff alleges that the authorized agents and representatives of the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn, to the contrary, affirmatively represented that the Defendant was getting a good price and deal on the purchase of the subject vehicle.

48.

In connect with the foregoing affirmative representations, upon information and belief, Plaintiff alleges that the Defendants Lithia Motors, Lithia Support Services, and Lithia Saturn, by

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-3025
FAX (541) 776-3306

and through their authorized agents and employees, fail to disclose to the Plaintiff that the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn had altered, forged or falsified information on the credit application of the Plaintiff, by and through the "Creditnet" computer system, as to the Plaintiff's gross income, other income, or other information affecting the creditworthiness of the Plaintiff, in order to increase the Plaintiff's credit score or creditworthiness and to qualify the Plaintiff for the purchase of the 1999 Dodge Avenger for the cash sales price and amount financed shown on the retail installment contract. Upon information and belief, Plaintiff further alleges that the Defendants Lithia Motors, Lithia Support Services, and Lithia Saturn, by and through its authorized agents and employees, by and through their authorized agents and employees, failed to disclose to the Plaintiff that the dealership was obtaining a kickback or "dealer reserve" upon the financing of the 1999 Dodge Avenger vehicles through the retail installment contract from the Defendant Ford Motor Credit. Upon transactions involving a vehicle financed under a retail installment contract, upon information and belief, Plaintiff alleges that this kickback or "dealer reserve" was a percentage (normally around 75%) between the amount of the interest rate or APR stated on the retail installment contract that the consumer agreed to pay on the amount financed (the so-called "sell rate") and the interest rate or APR that the lender or financial institution would purchase the retail installment contract for on the amount financed (the so-called "buy rate").

49.

Upon information and belief, Plaintiff alleges that the failure to disclose the submission of illegal and false information on the Kelly Blue Book "bookout sheet" and the illegal and false information on the credit application, including that by and through the "Creditnet" computer system, to the Defendant Ford Motor Credit; the failure to disclose that the sale of the vehicle to the Plaintiff was at an inflated price above the vehicle's true fair market retail value because of the inclusion of non-existent accessories and features on the Kelly Blue Book "bookout sheet" to qualify the vehicle for financing under the retail installment contract cash sales price and amount

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-5025
FAX (541) 779-3306

financed; the representation that the financing of the vehicle was the best that could be obtained for the Plaintiff under the circumstances; the failure to inform the Plaintiff of the material fact that the dealership was receiving a kickback or "dealer reserve" on the financing of the vehicle from the Defendant Ford Motor Credit; and the failure to disclose other material facts relating to the offering price for the vehicle, credit availability or the nature of the transaction and obligation incurred, as alleged hereinabove, all constituted "representations" under ORS 646.608(1), pursuant to ORS 636.608(2), for purposes of the Oregon Unlawful Trade Practices Act.

50.

The 1999 Dodge Avenger vehicle was purchased by the Plaintiff primarily for her personal, family and household purposes.

51.

Upon information and belief, Plaintiff alleges that the 1999 Dodge Avenger was sold to the Plaintiff by the Defendant Lithia Saturn and that the above described representations were made by the Defendant Lithia Motors, Lithia Support Services and Lithia Saturn, by and through its agents and employees, in the course of the business of the Defendant Lithia Motors, Lithia Support Service and Lithia Saturn.

52.

Upon information and belief, Plaintiff alleges that in connection with the above described transaction involving the sale of the 1999 Dodge Avenger vehicle to the Plaintiff, the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn engaged in one or more of the following unlawful trade practices under the Oregon Unlawful Trade Practices Act, ORS 646.605, et seq., to-wit:

a. Upon information and belief, in violation of ORS 646.608(1)(e), represented that the vehicle had sponsorship, approval, characteristics, benefits, and qualities that it did not have, by

a. Upon information and belief, in violation of ORS 646.608(1)(k), made false or misleading representations concerning credit availability or the nature of the transaction or

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-3023
FAX (541) 779-3306

obligation occurred, as described in Paragraphs and through of this Complaint; and

b. Upon information and belief, in violation of ORS 646.608(1)(s), made false or misleading representations of fact concerning the offering price of the vehicle, as described in Paragraphs and through of this Complaint.

53.

Upon information and belief, Plaintiff alleges that the acts and omissions of the Defendant Lithia Motors, Lithia Support Services and Lithia Saturn, by and through their authorized agents and employees, as alleged in this claim for relief, constituted a willful violation of each of the above described unlawful trade practices, in that the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn's agents and employees knew or should have known that their conduct was a violation of the UTPA.

54.

Plaintiff alleges that she did not reasonably discover the unlawful method, act or practice giving this claim for relief under the UTPA, upon information and belief, until within one year of the commencement of this action.

55.

Upon information and belief, Plaintiff alleges that as a direct and proximate result of the willful violations of the UTPA alleged in this claim for relief, the Plaintiff has suffered an ascertainable loss of money or property. Plaintiff is entitled to recover a monetary judgment against the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn for her actual damages, in an amount to be established at trial but not less than $15,683.00, or $200 for the alleged unlawful trade practices, whichever amount is greater, pursuant to ORS 646.638(3).

56.

Plaintiff has been required to retain an attorney to pursue her claims in this action. Upon information and belief, Plaintiff is entitled to recover her costs and reasonable attorney fees incurred herein, pursuant to ORS 646.638(3).

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-5025
FAX (541) 776-3306

FOURTH CLAIM FOR RELIEF

(Claim for Fraud)

57.

This is a claim for relief against the Plaintiffs Lithia Motors, Lithia Support Services, and Lithia Saturn, upon information and belief, for common law fraud.

58.

Plaintiff re-alleges Paragraphs 1 through 27, Paragraphs 46 through 49 of this Complaint.

59.

Upon information and belief, the representations made to the Plaintiff by the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn, as described in Paragraphs and of this Complaint, with regard to the offering cash sales price for the vehicle, the credit availability and nature of the transaction or obligation incurred; and the failure to disclose to the Plaintiff material facts as to the submission of the "bookout sheet" with non-existent accessories and features on the vehicle to the Defendant Ford Motor Credit and the inflation of the retail price and amount financed on the retail installment contract; the illegal and fraudulent submission of altered, false or misstated information on the Plaintiff's income and other creditworthiness information to the Defendant Ford Motor Credit to qualify the Plaintiff for a loan for the vehicle; and the failure to disclose the existence of a kickback or "dealer reserve" being obtained from the Defendant Ford Motor Credit for the financing of the vehicle, while representing that the credit terms where the best that could be obtained for the Plaintiff, were all false.

60.

Upon information and belief, Plaintiff alleges that at the time of the failure to disclose the existence of the above described material facts and the affirmative representations by the Defendants Lithia Motors, Lithia Support Services, and Lithia Saturn, by and through their authorized agents and employees, these entities either knew that these representations were false, or knew that they were without sufficient information to form an understanding as to the truth or

falsity of the representations, but proceeded to make the representations on the basis that they were true.

61.

Upon information and belief, Plaintiff alleges that the Defendants Lithia Motors, Lithia Support Services, and Lithia Saturn, by and through the acts and omissions of their authorized employees and agents, made the above described representations to Plaintiff so that Plaintiff would purchase the 1999 Dodge Avenger pickup for the inflated cash sales price and amount financed set forth on the retail installment contract, which was sold and assigned to the Defendant Ford Motor Credit, and so that financing could be obtained for the vehicle at this inflated and false retail price and amount financed indicated on the retail installment contract.

62.

Upon information and belief, Plaintiff alleges that she relied on the above described representations of the Defendant Lithia Motors, Lithia Support Services, and Lithia Saturn, including the failure of these Defendants to disclose the above described material facts and the above described affirmative representations as to the offering price for the vehicle, credit availability and the nature of the transaction and obligation incurred, in deciding to purchase the 1999 Dodge Avenger vehicle.

63.

Upon information and belief, Plaintiff alleges that she had a right to rely on Defendants Lithia Motors, Lithia Support Services and Lithia Saturn's representations, including the failure to disclose the above described material facts and affirmative representations, in her purchase of the 1999 Dodge Avenger.

64.

Upon information and belief, as a result of the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn's fraudulent actions alleged in this claim for relief, Defendant has been damaged economically in an amount to be established at trial, but not less than $15,683.00.

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501
(541) 776-5023
FAX (541) 770-3306

In addition, upon information and belief, Plaintiff alleges that she has also suffered mental distress, anxiety and humiliation, as the result of the fraudulent conduct of the Defendants Lithia Motors, Lithia Support Services and Lithia Saturn alleged in this claim for relief, and has incurred additional non-economic damages in the amount of $50,000.

FIFTH CLAIM FOR RELIEF

(Claim for Lender Liability on Purchase of Consumer Paper")

65.

Plaintiff re-alleges Paragraphs 1 through 64 of this Complaint.

66.

Following the purchase of the 1999 Dodge Avenger vehicle by the Plaintiff from the Defendant Lithia Saturn, the Defendant Lithia Saturn did cause the retail installment contract for the vehicle to be sold and assigned to the Defendant Ford Motor Credit. Ever since the purchase and assignment of such retail installment contract by the Defendant Lithia Saturn has been the holder and owner of the rights and interests of the seller under the retail installment contract.

67.

The retail installment contract for the sale of the 1999 Dodge Avenger vehicle to the Plaintiff, so assigned to the Defendant Ford Motor Credit, was and is "consumer paper" and is subject to certain regulations of the Federal Trade Commission, 16 C.F.R. §433.2, et seq, and the provisions of ORS 83.820, making the holder of such consumer paper, including the Defendant Ford Motor Credit, subject to all claims and defenses that the Plaintiff has against the original seller, the Defendant Lithia Saturn, arising out of the sale and transfer of the vehicle. Upon information and belief, Plaintiff alleges that these claims and defenses include, without limitation, the claims alleged in Plaintiffs' First, Second, Third and Fourth Claims for Relief alleged in this Complaint. By reason of the above described regulations of the Federal Trade Commission and in accordance with the requirements of ORS 83.820, the retail

G. JEFFERSON CAMPBELL, JR. P.C.
ATTORNEYS AT LAW

installment contract for the sale of the 1999 Dodge Avenger vehicle to the Plaintiff also contained the following Notice applicable to the Defendant Ford Motor Credit, to-wit:

> NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER."

68.

Pursuant to the above described FTC regulations and the provisions of ORS 83.820, upon information and belief, Plaintiff alleges that she is entitled to a monetary judgment against the Defendant Ford Motor Credit Company for the full amount of Plaintiff's damages recoverable against the Defendant Lithia Saturn as alleged in Plaintiff's First, Second, Third and Fourth Claims for Relief in this Complaint, and a right to have all such damages set off against the balance due on the retail installment contract for the purchase of the vehicle with the difference payable to the Plaintiff; provided, however, that such judgment shall not exceed the higher of the amount paid by the Plaintiff under the retail installment contract, or the amount owing on the retail installment contract, as of the commencement of this action and the assertion of this claim for relief against the Defendant Ford Motor Credit.

69.

The retail installment contract contains a provision allowing for the recovery of attorney fees and costs by the holder of the retail installment contract for collection on the contract. Pursuant to ORS 20.096, upon information and belief, Plaintiff alleges that she is entitled to recover her reasonable attorney fees and costs in this action against the Defendant Ford Motor Credit to enforce the provisions of the retail installment contract and the Defendant Ford Motor Credit's liability for the claims and defenses held by the Plaintiff against the Defendant Lithia Saturn.

/ /

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

SIXTH CLAIM FOR RELIEF

(Claim for Injunctive Relief)

70.

Plaintiff re-allege Paragraphs 65 through 69 of this Complaint.

71.

Upon information and belief, Plaintiff alleges that by reason of asserting her claim for relief against the Defendant Ford Motor Credit and exercising any right of off set against the payment obligations under the retail installment contract for the purchase of the 1999 Dodge Avenger vehicle, the Defendant Ford Motor Credit may seek to cause certain adverse credit reports on the Plaintiff to be made to credit reporting agencies. Upon information and belief, Plaintiff alleges that because of the financial difficulties arising out of the fraudulent and illegal conduct of the Defendants Lithia Motors, Lithia Support Services, and Lithia Saturn, as alleged in Plaintiff's First, Second, Third, and Fourth Claims for Relief, because of purchasing a vehicle that she could not afford, Plaintiff has had difficulty making all of her installment payments in a timely manner on the retail installment contract. Upon information and belief, Plaintiff alleges that the Defendant Ford Motor Credit has caused adverse credit reporting to be made as to the late or partial payments of the Plaintiff under the retail installment contract for the purchase of the 1999 Dodge Avenger vehicle.

72.

Upon information and belief, Plaintiff alleges that the making of adverse credit reports against the Plaintiff because of her assertion of claims against the Defendant Ford Motor Credit and the exercise of any right of off set against the payment obligations under the retail installment contract will cause irreparable harm and injury to the Plaintiff and her creditworthiness. Upon information and belief, Plaintiff alleges that the making of any prior adverse credit reports as to her late or partial payments under the retail installment contract by the Defendant Ford Motor Credit has also caused the Plaintiff irreparable harm and injury and to her

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
P.O. Box 296
MEDFORD, OR 97501

creditworthiness.

73.

Upon information and belief, Plaintiff alleges that she has no adequate legal remedy for such irreparable harm and injury.

74.

Upon information and belief, Plaintiff alleges that she is entitled to recover a judgment for a permanent injunction against the Defendant Ford Motor Credit to cause it to direct the removal of all adverse credit reports made as to the Plaintiff arising out of or related to the assertion of the claims set forth in this action, or with regard to the underlying dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Saturn, and her payments and performance under the retail installment contract. Upon information and belief, Plaintiff further alleges that she is further entitled to a permanent injunction against the Defendant Ford Motor Credit prohibiting it from making any adverse credit reports against the Plaintiff with regard to such matters in the future.

WHEREFORE, Plaintiff prays for a monetary judgment against the Defendants, and each of them, as follows:

1. Under Plaintiff's First Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Motors Support Services, Inc., and Saturn of Southwest Oregon, Inc., jointly and severally, for treble damages for the amount of the Plaintiff's damages to be determined at trial, but in an amount not less than $47,049.00, together with Plaintiff's reasonable attorney fees and expenses, for the violations of the federal RICO Act alleged in this claim for relief;

2. Under Plaintiff's Second Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Saturn of Southwest Oregon, Inc., jointly and severally, for treble damages for the amount of the Plaintiff's actual damages to be determined at trial, but in the amount not less than $197,049, plus Plaintiff's reasonable attorney fees and costs reasonably incurred, for the violations of the Oregon RICO Act alleged in this claim for relief;

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW

3. Under Plaintiff's Third Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Saturn of Southwest Oregon, Inc., jointly and severally, for the actual damages suffered by the Plaintiff, in an amount to be established at trial, but not less than $15,683.00, or $200 for each of the unlawful trade practices wilfully violated, whichever amount is greater, plus Plaintiff's reasonable attorney fees and expenses, for the violations of the Oregon UTPA alleged in this claim for relief;

4. Under Plaintiff's Fourth Claim for Relief against the Defendants Lithia Motors, Inc., Lithia Support Services, Inc., and Saturn of Southwest Oregon, Inc. jointly and severally, in an amount to be established at trial of the Plaintiff's economic damages, but not less than $15,683.00, and $50,000.00 for non-economic damages for mental distress, anxiety, and humiliation, for the fraudulent conduct alleged in this claim for relief;

5. Under Plaintiff's Fifth Claim for Relief against the Defendant Ford Motor Credit Company, Inc., for the damages recoverable under Plaintiff's claims against the Defendant Lithia Motors, Inc., Lithia Motors Support Services, Inc., and Saturn of Southwest Oregon, Inc., as alleged in Plaintiff's First, Second, Third, and Fourth Claims for Relief in this action; provided, however, that such judgment shall not exceed the higher of the amount paid by the Plaintiff under the retail installment contract, or the amount owing on the retail installment contract, as of the commencement of this action and the assertion of this claim for relief against the Defendant Ford Motor Credit;

6. Under Plaintiff's Sixth Claim for Relief for injunctive relief against the Defendant Oregon Ford Motor Credit Company, Inc. granting a permanent injunction and requiring that the Defendant Ford Motor Credit Company, Inc. direct the removal of all adverse credit reports made to any credit reporting agency arising out of or related to the assertion of the claims set forth in this action, with regard to the underlying dispute between the Plaintiffs and the Defendants Lithia Motors, Lithia Support Services, and Lithia Saturn, or with regard to the Plaintiff's payment history or performance under the retail installment contract for the purchase of the 1999 Dodge

G. JEFFERSON CAMPBELL JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR

Avenger vehicle, and to include therein a further provision prohibiting the Defendant Ford Motor Credit Company, Inc. from making any adverse credit reports against the Plaintiff to any credit reporting agency with regard to such matters in the future;

7. For Plaintiff's costs and disbursements incurred herein; and

8. For such further relief that the Court may find just, equitable and necessary.

DATED this 28th day of April, 2004.

G. JEFFERSON CAMPBELL, JR., P.C.

G. Jefferson Campbell, Jr., OSB #75061
Of Attorney for Plaintiff

G. JEFFERSON CAMPBELL, JR., P.C.
ATTORNEYS AT LAW
MEDFORD, OR